EXHIBIT 23.1




                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 30, 2002, in Amendment No. 1 to the Registration Statement (Form S-1 No. 33-00000) of LP Innovations, Inc. for the registration of 3,923,000 shares of its common stock.



                                                /s/  Ernst & Young LLP


Boston, Massachusetts
January 16, 2003